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                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF
                   TEMPLETON PACIFIC GROWTH FUND - ADVISOR CLASS
                              DATED JANUARY 1, 1997
                       FRANKLIN VALUE FUND - ADVISOR CLASS
                               DATED MARCH 1, 1997
                   FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1997

The prospectus is amended to replace the section "Opening Your Account," found under "How Do I Buy Shares?", with the following:

 Opening Your Account

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund. To open your account, please follow the steps below. This will help avoid any delays in processing your request. Please keep in mind that the Fund does not currently allow investments by Market Timers.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

   o To open your account:    $5,000,000*
   o To add to your account:  $25*

*We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

 Method                 Steps to Follow
--------------------------------------------------------------------------------
 By Mail                For an initial investment:

                      o Return  the  application  to the Fund with your  check
                        made payable to the Fund.

                        For additional investments:

                      o Send a check made payable to the Fund.  Please include
                        your account number on the check.
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 By  Wire           1. Call Shareholder  Services or, if that  number  is  busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                    2. For an  initial  investment  you must also  return  your signed shareholder application to the Fund.

                      Important Deadlines: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
--------------------------------------------------------------------------------
 Through Your Dealer    Call your investment representative

 Minimum Investments
 To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement 5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares No minimum initial investment requirement applies to purchases by:

1. Accounts managed by the Franklin Templeton Group

2. The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

   o Was formed at least six months ago,
   o Has a purpose other than buying Fund shares at a discount,
   o Has more than 10 members,
   o Can arrange for meetings between our  representatives and group members,
   o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,
   o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
   o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.